UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 16, 2006



                          Ridgefield Acquisition Corp.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

  Colorado                        0-16335                   84-0922701
---------------            ---------------------        ---------------------
(State or other            (Commission File No.)           (I.R.S. Employer
Jurisdiction of                                         Identification Number)
Incorporation)



                 100 Mill Plain Road, Danbury, Connecticut 06811
                -------------------------------------------------
                    (Address of Principal Executive Offices)



                                 (203) 791-3871
              ----------------------------------------------------
              (Registrant's Telephone Number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On June 16, 2006, Ridgefield Acquisition Corp. (the "Company") held a Special Meeting of Shareholders ("Special Meeting") pursuant to a Notice of Special Meeting of Shareholders, dated May 26, 2006, and Proxy Statement, dated May 26, 2006. Only shareholders of record as of April 28, 2006 were entitled to vote at the Special Meeting.

As of April 28, 2006, there were 1,140,773 shares of common stock entitled to vote at the Special Meeting. An aggregate amount of 1,026,712 shares of common stock were present in person or by proxy and entitled to vote at the Special Meeting. Such number of shares represented approximately 90% of the Company's outstanding shares of common stock eligible to vote at the Special Meeting.

At the Special Meeting the shareholders approved and adopted a Plan of Merger to merge the Company with and into Ridgefield Acquisition Corp., a newly formed Nevada corporation ("RAC Nv"), which is a wholly owned subsidiary of the Company, in order to effectuate the reincorporation (the "Reincorporation") of the Company as a Nevada corporation. In conjunction with the Reincorporation the Company's authorized capital has been increased and the Company is now governed by the articles of incorporation and bylaws of RAC Nv. For additional information regarding the Reincorporation readers are referred to the Company's Definitive Proxy Statement, dated May 26, 2006, on Schedule 14A which is incorporated herein by reference.

The shareholders also voted to re-elect Steven N. Bronson, Kenneth Schwartz and Leonard Hagan to serve on the Board of Directors of the Company until their successors shall have been duly elected and qualified. Additionally, the shareholders ratified and approved the Board of Directors' appointment of Carlin, Charron & Rosen LLP as the Company's independent auditors for fiscal year 2006.

At the Special Meeting the shareholders voted for the Proposals as follows:

PROPOSAL 1        To approve and adopt a Plan of Merger to merge the Company with and into Ridgefield Acquisition Corp. a newly formed
                  Nevada corporation which is a wholly owned subsidiary of the Company, in order to effectuate the reincorporation of the Company as a Nevada corporation, and, among other things, increase our authorized capital, change our articles of incorporation, and change our bylaws.

                                                                       Broker
                  Votes For      Votes Against       Abstentions      Non-Votes
                  ---------      -------------       -----------      ---------
                  1,026,582            0                 130           19,466


PROPOSAL 2        To re-elect the following persons to serve as directors of the
                  Company until their successors are duly elected and qualified:
                  (1) Steven N. Bronson; (2)Leonard Hagan and (3) Kenneth
                  Schwartz

                                                                        Broker
                       Votes For      Votes Against     Abstentions    Non-Votes
                       ---------      -------------     -----------    ---------
(1) Steven N. Bronson  1,025,990           500              222         19,466

                                                                        Broker
                       Votes For      Votes Against     Abstentions    Non-Votes
                       ---------      -------------     -----------    ---------
(2) Leonard Hagan      1,026,240           250              222          19,466

                                                                        Broker
                       Votes For      Votes Against     Abstentions    Non-Votes
                       ---------      -------------     -----------    ---------
(3) Kenneth Schwartz   1,025,990           500              222          19,466

PROPOSAL 3        To ratify and approve the Board of Directors' appointment of
                  Carlin, Charron & Rosen LLP as our independent auditors.

                                                                       Broker
                  Votes For      Votes Against       Abstentions      Non-Votes
                  ---------      -------------       -----------      ---------
                  1,026,201           326                185            19,466


In connection with the above, the Company issued a press release on June 21, 2006, disclosing the results of the Special Meeting. A copy of the press release is attached hereto as an Exhibit.


Section 9 Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

          (d) Exhibits.

              The following Exhibits are hereby filed as part of this Current Report on Form 8-K:

Exhibit       Description
-------       -----------
99.1          Ridgefield Acquisition Corp. press release dated June 21, 2006.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Ridgefield Acquisition Corp. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 21, 2006

                                  Ridgefield Acquisition Corp.
                                  (Registrant)

                                  By: /s/ STEVEN N. BRONSON
                                      ----------------------------
                                      Steven N. Bronson,
                                      CEO and President